Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 2 dated June 7, 2021

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

About the Adviser

YieldStreet Inc., our Adviser’s parent, has approximately 285,000 members registered on its digital platform.

About the Company's Stockholders

As of June 3, 2021, there are more than 3,946 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $71,000,000, with an average investment by each stockholder of approximately $18,000.

DISTRIBUTIONS

On May 13, 2021, our board of directors authorized, and we declared, a distribution to stockholders in the amount of $0.20 per share to be paid on September 15, 2021 to stockholders of record as of September 8, 2021, which we refer to as the “Record Date.”  We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.  For the avoidance of doubt, management fees and administrative expenses are paid by the Company and are not deducted from distributions.

Legal Proceedings

The first paragraph of “Legal Proceedings” in the Prospectus is amended and restated in its entirety with the following:

On September 9, 2020, four accredited investors filed a complaint against Yieldstreet Management LLC, the Company’s investment adviser, its parent, YieldStreet Inc., and certain of its affiliates, including YS Altnotes I LLC, YS Altnotes II LLC and Michael Weisz (collectively, “Yieldstreet”), alleging inadequate disclosure of the risks of a potential borrower default attendant to certain offerings undertaken by certain affiliates of Yieldstreet, and also seeking to represent a putative class of “all persons” who participated in such offerings since 2018, Michael Tecku, et al. v. Yieldstreet Inc., et al., No. 20-cv-07327 (S.D.N.Y.) (the “Tecku Matter”). The Company is not named as a defendant, nor is it otherwise a party to, the Tecku Matter. The complaint filed by plaintiffs in connection with the Tecku Matter is based in large part on a fraud undertaken by persons associated with certain marine borrowers (the “Lakhani Borrowers”) that Yieldstreet discovered and brought to the attention of the High Court of Justice of England and Wales (Queen’s Bench Division), which on April 2, 2020, granted a $76.7 million Worldwide Freezing Order and which, on October 5, 2020, entered a $85 million Final Judgment in favor of the SPVs managed by Yieldstreet Management, LLC.  Yieldstreet is aware of several lenders who, taken together with Yieldstreet, loaned hundreds of millions of dollars to related borrowers under similar circumstances. The complaint in the Tecku Matter attributes key allegations to Four Wood Capital Advisors and Global Marine Transport Company (“Four Wood/GMTC”), the originator that introduced and vetted the Lakhani Borrowers, and then enabled and covered up the fraud. Yieldstreet terminated and sued Four Wood/GMTC in April 2020, YS GM Marfin II LLC, et al. v. Four Wood Capital Advisors, LLC, et al., 1:20-cv-03320-PGG (S.D.N.Y.) (the “Four Wood Matter”), which as amended asserts fraud and other claims against Four Wood/GMTC and its principals, Steven Baffico and Andrew Simmons, for, among other allegations, their deception of Yieldstreet, the manner with which they enabled the Lakhani Borrowers, and the misappropriation of more than $320,000.  On April 26, 2021, the court dismissed all but one claim and dismissed all defendants except the Adviser. The court held that plaintiffs could potentially meet the Rule 12(6)(b) plausibility standard on the one remaining claim for breach of fiduciary duty claim but stated that it was “skeptical that [the Adviser] owed a fiduciary duty to Plaintiffs.” Plaintiffs have amended the complaint, and Yieldstreet has noticed its intention to move to dismiss the complaint. Yieldstreet believes the lawsuit lacks merit and will continue to vigorously defend against it.

Risk Factors

The “Risk Factors” section of the Prospectus entitled “Risks Related to Our Investments in Our Select Traded Portfolio” is supplemented as follows:

Structured notes are subject to general non-payment risk and credit risk of the relevant Note Issuer

Any payment to be made on any promissory note owned by the Company (each, a “Structured Note”) issued by one or more financial institutions (each, a “Note Issuer”), that pays interest and principal linked to the performance of certain common stocks (the “Reference Stocks”) depends on the applicable Note Issuer’s ability to pay all amounts due and payable on the Structured Notes. We are dependent on the Note Issuer’s ability to pay all amounts due on the Structured Notes on the applicable payment dates, and therefore we are subject to the Note Issuer’s credit risk and to changes in the market’s view of their creditworthiness. If a Note Issuer were to default on its payment obligations, we may not receive any amounts owed to us under any Structured Notes issued by such Note Issuer, which in turn may have a material adverse effect on our financial condition and results of operations.

Our investment in Structured Notes may result in a loss which may materially affect our financial condition and results of operations

The Structured Notes do not guarantee any payment of interest or return of principal. The amount of interest payable to us and the amount payable to us at maturity, if any, will be determined in accordance with the terms of the applicable Structured Note and may depend on the closing price of the Reference Stock on specified dates.  Furthermore, the Structured Notes are non-recourse to the assets, funds and accounts of the Note Issuers. As a result, in the event that a Note Issuer fails to pay any amount due and payable under the Structured Notes, we will not have recourse to the assets of such Note Issuer to remedy such default. Accordingly, we may lose the entire principal amount invested in a Structured Note, which could materially adversely affect our financial condition and results of operations.

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Our potential return on the Structured Notes is limited

Our potential return on each Structured Note is limited by the interest rate specified therein, regardless of the appreciation of the Reference Stock to which such Structured Note is linked. As a result, our return on an investment in the Structured Notes could be less than the return that would have been realized by a direct investment by us in the Reference Stock. We will not be entitled to receive any dividend payments on any Reference Stock, and our anticipated return on our investment in the Structured Notes will not reflect the return we would realize if we actually owned the Reference Stock and received the dividends paid on the Reference Stock. Further, if the Structured Notes are redeemed by the Note Issuer or repaid upon acceleration prior to the stated maturity date thereof, we will not receive any interest payments or any other payment in respect of any date after the date on which such Structured Notes are redeemed and the total return on any Structured Note could be minimal. If the Structured Notes are not redeemed, we will be subject to risks relating to a decline in value of the applicable Reference Stock and other risks relating to our investment in the Structured Notes. In the event that we try to sell the Structured Notes in the secondary market, there can be no assurance that we will be able to recoup the value of our investment in the Structured Notes, or that we will be able to sell the Structured Notes even at a loss relative to their principal amount.

Prior to maturity, the value of the Structured Notes will be influenced by many unpredictable factors

Many economic and market factors will influence the value of the Structured Notes. It is expected that, generally, the closing price of one share of the Reference Stock on any day will affect the value of the Structured Notes more than any other single factor. However, you should not expect the value of the Structured Notes in the secondary market to vary in proportion to changes in the closing price of one share of the Reference Stock. The value of the Structured Notes will be affected by a number of other factors that may either offset or magnify each other, including: (i) the market price of the shares of the Reference Stock; (ii) the expected volatility of the Reference Stock; (iii) the time to maturity of the Structured Notes; (iv) the dividend rate on the Reference Stock; (v) interest and yield rates in the market generally; (vi) economic, financial, political, regulatory or judicial events that affect the Reference Stock or stock markets generally, and which may affect the closing price of shares of the Reference Stock; and (vii) the Note Issuer’s creditworthiness, including actual or anticipated downgrades in its credit ratings. Some or all of these factors will influence the price we will receive if we choose to sell the Structured Notes prior to maturity. The impact of any of the factors set forth above may enhance or offset some or all of any change resulting from another factor or factors. Therefore, in the event that we attempt to sell the Structured Notes prior to maturity, whether to mitigate losses in respect of the Structured Notes or for any other reason, depending on the above factors, we may suffer substantial losses.

Significant aspects of the income tax treatment of an investment in the Structured Notes may be uncertain

The tax treatment of an investment by us in the Structured Notes is uncertain, which in turn could have an effect on the tax consequences for you. The Internal Revenue Service has released a notice indicating that the Internal Revenue Service and the U.S. Treasury Department are actively considering whether to require the holder of an instrument similar to the Structured Notes to accrue ordinary income on a current basis irrespective of the contingent nature of the interest on the Structured Notes or whether the interest is actually paid.  If such interest must be accrued, you would be allocated a share of such interest and would be subject to U.S. federal and state income tax accordingly. It is not possible to determine what guidance they will ultimately issue, if any. It is possible, however, that under such guidance, as a holder of the Structured Notes we will ultimately be required to accrue income on the Structured Notes prospectively and could be required to accrue income on a retroactive basis as well.

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